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                                                                   Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                            18 U.S. SECTION 1350, AS
                         ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned chief executive officer of Tom's Foods Inc. (the "Company"), hereby certifies, to his knowledge, that:

(1) the Company's quarterly report on Form 10-Q for the twelve weeks ended June 19, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.

Dated: August 3, 2004



                                   /s/ Rolland G. Divin
                                   --------------------------------------------
                                   Name:  Rolland G. Divin
                                   Title: President and Chief Executive Officer